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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 11, 2007

SCBT FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

South Carolina (State or other jurisdiction of incorporation)	001-12669 (Commission File Number)	57-0799315 (IRS Employer Identification No.)
520 Gervais Street Columbia, South Carolina (Address of principal executive offices)		29201 (Zip Code)

(800) 277-2175
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Commencing on October 11, 2007, TSB Financial Corporation (the "Company") mailed the letter filed as Exhibit 99.1 hereto, which is incorporated herein by reference, to persons who had not yet surrendered certificates formerly evidencing shares of common stock of The Scottish Bank in connection with the share exchange, effective September 14, 2006, pursuant to the Agreement and Plan of Reorganization and Share Exchange dated May 16, 2006 between The Scottish Bank and the Company.

Item 9.01 Financial Statements and Exhibits

(d)
Exhibits.

Exhibit No.	Description
99.1	Letter dated October 10, 2007 of TSB Financial Corporation

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCBT FINANCIAL CORPORATION (Registrant)
Date: October 12, 2007	/s/ JOHN C. POLLOK Senior Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Letter dated October 10, 2007 of TSB Financial Corporation

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SIGNATURES
Exhibit Index